Exhibit 99.1

TENDER AGREEMENT

PREAMBLE

THIS Tender Agreement (this “Agreement”), dated September 10, 2018, is by and between Stryker Corporation, a Delaware corporation (“Parent”), Accipiter Corp., a Delaware corporation and direct or indirect wholly owned Subsidiary of Parent (“Sub”), and               (“Stockholder”), with respect to (a) the shares of common stock, par value $0.001 per share (the “Shares”), of Invuity, Inc., a Delaware corporation (the “Company”), (b) all securities exchangeable, exercisable or convertible into Shares and (c) any securities issued or exchanged with respect to such Shares, and upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure, in each case, whether now owned or hereafter acquired by the Stockholder (the “Securities”).

RECITALS

WHEREAS, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger dated as of the date of this Agreement (as the same may be amended or supplemented, other than to lower the price to be paid in the Offer or Merger, the “Merger Agreement”), in accordance with which Merger Sub has agreed to make a cash tender offer described therein and thereafter merge with and into the Company (the “Merger”) with the result that the Company becomes a wholly owned Subsidiary of Parent;

WHEREAS, as of the date of this Agreement, Stockholder beneficially owns and has the power to dispose of the Securities set forth in Schedule I and has the power to vote the Shares set forth thereon;

WHEREAS, Parent and Merger Sub desire to enter into this Agreement in connection with their efforts to consummate the acquisition of the Company; and

WHEREAS, each defined term in this Agreement and not otherwise defined herein has the meaning given to such term in the Merger Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Certain Covenants.

1.1                               Lock-Up.  Subject to Section 1.5, except as contemplated by the Merger Agreement, Stockholder hereby covenants and agrees that between the date of this Agreement and the Termination Date, Stockholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of the Securities, or agree to do any of the foregoing or (b) take any action which would have the effect of preventing or disabling Stockholder from performing its obligations in accordance with this Agreement.  Nonetheless, in connection with any transfer not involving or relating to any Acquisition Proposal (as defined in the Merger Agreement), Stockholder may transfer any or all of the Securities as follows (i) in the case of a Stockholder that is an entity, to any Subsidiary, partner or member of Stockholder and (ii) in the case of a Stockholder is an individual, either (x) to Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust and (y) to any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar Law; provided, however, that in any such case as described in clauses (i) and (ii)(x) above, prior to and as a condition to the effectiveness of such transfer, (A) each Person to which any of such Securities or any interest in any of such Securities is or may be transferred (1) will have executed and delivered to Parent and Merger Sub a counterpart to this Agreement, in accordance with which such Person will be bound by this Agreement and (2) will have agreed in writing with Parent and Merger Sub to hold such Securities or interest in such Securities subject to this Agreement and (B) this Agreement will be the legal, valid and binding agreement of such Person, enforceable against such Person in accordance with its terms.

1.2                               Certain Events.  This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any Person to which legal or beneficial ownership of any or all of the Securities passes, whether by operation of Law or otherwise, including Stockholder’s successors or assigns.  This Agreement and the obligations hereunder will also attach to any additional Shares or other Securities of the Company issued to or acquired by Stockholder.

1.3                               Tender of Securities.  Stockholder agrees, in exchange for the consideration described in the Merger Agreement, to tender the Shares beneficially owned as of the date of this Agreement and set forth in Schedule I to Merger Sub in the Offer as soon as practicable following the commencement of the Offer, and in any event not later than five (5) business days following the commencement of the Offer, and Stockholder will not withdraw any such Shares so tendered unless the Offer is terminated.

1.4                               Public Announcement.  Stockholder will consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and will not issue any such press release or make any such public statement without the approval of Parent, except as may be required by Law, including any filings with the Securities and Exchange Commission (the “SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Section 1.4 will terminate and be null and void upon the earlier of the (a) Termination Date and (b) consummation of the Merger.

1.5                               Disclosure.  Stockholder hereby authorizes Parent and Merger Sub to publish and disclose in any announcement or disclosure required by the SEC, the NYSE, the Nasdaq Stock Market or any other national securities exchange and in the Offer Documents (as defined in the Merger Agreement), including all documents and schedules filed with the SEC in connection with either of the foregoing, its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement.  Parent and Merger Sub hereby authorize Stockholder to make such disclosure or filings, in each case, in a form and substance reasonably acceptable, subject to Law, to Parent and Merger Sub, as may be required by the SEC or The Nasdaq Stock Market or any other national securities exchange.

2.                                      Representations and Warranties of Stockholder.  Stockholder hereby represents and warrants to Parent and Merger Sub, as of the date of this Agreement and as of the date Merger Sub purchases Shares in accordance with the Offer, that:

2.1                               Ownership.  Stockholder has good and marketable title to, and is the sole legal and beneficial owner of the Securities set forth in Schedule I, in each case, free and clear of all liabilities, claims, liens, options, proxies, charges, participations and encumbrances of any kind or character whatsoever, other than those arising under the securities Laws or under the Company’s governance documents or under any registration rights agreement between the Company and Stockholder (collectively, “Liens”).  At the time Merger Sub purchases the Shares in accordance with the Offer, Stockholder will transfer and convey to Parent or its designee good and marketable title to the Shares included in the Securities, free and clear of all Liens created by or arising through Stockholder.

2.2                               Authorization.  Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has sole voting power and sole power of disposition, with respect to the Securities with no restrictions on its voting rights or rights of disposition pertaining thereto.  Stockholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.  If Stockholder is married and the Securities constitute community property, this Agreement has been duly authorized, executed and delivered by Stockholder’s spouse, and this Agreement is a legal, valid and binding agreement of Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms.

2.3                               No Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require Stockholder to file or register with, or obtain any permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity other than filings with the SEC in accordance with the Exchange Act or (b) violate, or cause a breach of or default under, or conflict with any contract, agreement or understanding, any Law binding upon Stockholder, other than such violations, breaches, defaults or conflicts which are not, reasonably likely to have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.  No proceedings are pending which, if adversely determined, will have an adverse effect on any ability to vote or dispose of any of the Securities.  The Stockholder has not previously assigned or sold any of the Securities to any third Person.

2.4                               Stockholder Has Adequate Information.  Stockholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision with respect to the sale of the Securities and has independently and without reliance upon either Merger Sub or Parent and based on such information as Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.  Stockholder acknowledges that neither Merger Sub nor Parent has made and neither makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.  Stockholder acknowledges that the agreements contained herein with respect to the Securities by Stockholder are irrevocable (prior to the Termination Date), and that Stockholder will have no recourse to the Securities, Parent or Merger Sub, except with respect to breaches of representations, warranties, covenants and agreements expressly set forth in this Agreement.

2.5                               No Setoff.  The Stockholder has no liability or obligation related to or in connection with the Securities other than the obligations to Parent and Merger Sub as set forth in this Agreement.  There are no legal or equitable defenses or counterclaims that have been or may be asserted by or on behalf of the Company or Stockholder to reduce the amount of the Securities or affect the validity or enforceability of the Securities.

2.6                               No Amounts Payable to Stockholder.  Except as disclosed in the Merger Agreement, there are no amounts due or payable by the Company or any Company Subsidiary to Stockholder or any of its affiliates or associates in connection with the transactions contemplated by the Merger Agreement or this Agreement or otherwise (other than any payments required in accordance with the Merger Agreement solely in exchange for equity securities of the Company).

3.                                      Representations and Warranties of Parent and Merger Sub.  Parent and Merger Sub hereby represent and warrant to Stockholder, as of the date of this Agreement and as of the date Merger Sub purchases Shares in accordance with the Offer, that:

3.1                               Authorization.  Parent and Merger Sub have all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Parent and Merger Sub have duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms.

3.2                               No Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, or cause a breach of or default under, any contract or agreement, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon Parent or Merger Sub, other than such violations, breaches or defaults which are not reasonably likely to have a material adverse effect on either Parent’s or Merger Sub’s ability to satisfy its obligations under this Agreement.

4.                                      Survival of Representations and Warranties.  The respective representations and warranties of Stockholder, Parent and Merger Sub contained herein will not be deemed waived or otherwise affected by any investigation made by the other party hereto.  The representations and warranties contained herein will terminate at the closing of the transactions contemplated hereby.

5.                                      Specific Performance.  Stockholder acknowledges that Merger Sub and Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder which are contained in this Agreement.  It is accordingly agreed that, in addition to any other remedies which may be available to Merger Sub and Parent upon the breach by Stockholder of such covenants and agreements, Merger Sub and Parent will have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

6.                                      Miscellaneous.

6.1                               Term.  This Agreement and all obligations hereunder will terminate upon the earlier of (a) the day after the Merger is consummated, (b) the Outside Date (as defined in the Merger Agreement), (c) the date of any modification, waiver or amendment to the Merger Agreement or the Offer in a manner that (i) reduces the amount or changes the form of consideration payable thereunder to Stockholder, (ii) imposes any additional material restrictions on or additional conditions on the payment of any such consideration to stockholders of the Company, (iii) imposes any additional material restrictions or obligations on the Stockholder  or (iv) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder relative to the other stockholders of the Company (excluding, in all cases, any amendments affecting directors, officers or employees of the Company or any Subsidiary of the Company in their capacities as such who are stockholders of the Company) and (d) the termination of the Merger Agreement in accordance with Section 8 thereof and, if due in connection therewith, the payment in full of the Termination Fee (the earliest of the date specified in any of clauses (a), (b), (c) and (d) above, the “Termination Date”).

6.2                               Fiduciary Duties.  Notwithstanding anything in this Agreement to the contrary, (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and beneficial owner of Securities and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board of Directors or on the board of directors of any Company Subsidiary or as an officer or fiduciary of the Company or any of Company Subsidiary, acting in such Person’s capacity as a director, officer or fiduciary of the Company or any Company Subsidiary.

6.3                               Expenses.  Each of the parties hereto will pay its own expenses incurred in connection with this Agreement.  Each of the parties hereto warrants and covenants to the others that it will bear all claims for brokerage fees attributable to action taken by it.

6.4                               Binding Effect.  This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

6.5                               Entire Agreement.  This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended only by a written instrument duly executed by the parties hereto.

6.6                               Headings.  The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

6.7                               Assignment.  Notwithstanding Section 1.1, this Agreement will be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.  No party may assign either this

Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that each of Parent and Merger Sub may freely assign its rights to another direct or indirect wholly owned Subsidiary of Parent or Merger Sub without such prior written approval but no such assignment will relieve Parent or Merger Sub of any of its obligations hereunder.  Any purported assignment requiring consent without such consent will be void.

6.8                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be an original, but each of which together will constitute one and the same Agreement.

6.9                               Notices.  Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or by electronic mail (with receipt confirmed by telephone), or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

(a)                                 if to Parent or Merger Sub, to it at:

Stryker Corporation

2825 Airview Boulevard

Kalamazoo, Michigan 49002

Fax: (269) 385-2066

Email: Michael.Hutchinson@stryker.com

Attention: General Counsel

with a copy (which does not constitute notice under this Agreement) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts  02199

Attn:                                                                Michael D.  Beauvais

Email:            michael.beauvais@ropesgray.com

Telephone:                                   (617) 951-7000

Facsimile:                                         (617) 951-7050

(b)                                 If to Stockholder, then to the address set forth in Schedule I.

Any party hereto may, by notice given in accordance with this Section 6.9 to the other parties hereto, designate updated information for notices under this Agreement.

6.10                        Governing Law.  This Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

6.11                        Enforceability.  The invalidity or unenforceability of any provision this Agreement will not affect the validity or enforceability of any other provision of this Agreement, which will remain in full force and effect.  Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible and, absent agreement among the parties, a court is authorized to so modify this Agreement.

6.12                        Further Assurances.  From time to time, at Parent’s request and without further consideration, Stockholder will execute and deliver to Parent such documents and take such action as Parent may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Parent good, valid and marketable title to the Securities, including using its best efforts to cause the appropriate transfer agent or registrar to transfer of record the Securities.

6.13                        Remedies Not Exclusive.  All rights, powers and remedies provided in accordance with this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

6.14                        Waiver of Jury Trial.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Tender Agreement as of the date first written above.

STRYKER CORPORATION

By:
Name:
Title:

[Signature Page to Tender Agreement]

ACCIPITER CORP.

By:
Name:
Title:

[Signature Page to Tender Agreement]

STOCKHOLDER:

By:
Name:

[Signature Page to Tender Agreement]

SCHEDULE I TO
THE TENDER AGREEMENT

1.                                      Securities held by Stockholder:

Stockholder	Shares	RSUs	Options

2.                                  Address to which notices or other communications are to be sent in accordance with Section 6.9 of the Merger Agreement and in accordance with this Agreement:

Stockholder:

Facsimile:
Email:

with a copy to:

Facsimile:
Email:

and with a copy to: